File Number 2-28097
Amendment to the Statement of Additional Information
By Supplement or Sticker
Pursuant to Rule 497(e)

This information reflects changes to the Statement of Additional Information Section,
"Investment Advisory and Other Services" (page B-22).

SUPPLEMENT TO THE ENTERPRISE GROUP OF
FUNDS, INC. STATEMENT
OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2000.

The following paragraph replaces the paragraph after the table:

	The Advisor has contractually agreed with the Corporation that it will reimburse such portion of the fees due to it under the Advisor's Agreement as is necessary to assure, for the period ending no earlier than May 1, 2001,
that expenses incurred by the Funds will not exceed the following percentages of average daily net assets: Global Health Care (A) 1.85%; (B) 2.40%; (C) 2.40%; (Y) 1.40%; Mid-Cap Growth
(A) 1.60%; (B) 2.15%; (C) 2.15%; (Y) 1.15%; International Core Growth
(A) 1.95%; (B) 2.50%; (C) 2.50%; (Y) 1.50; Emerging Countries (A) 2.25%;
(B) 2.80%; (C) 2.80; (Y) 1.80%; Worldwide Growth (A) 1.85%; (B) 2.40%;
(C) 2.40%; (Y) 1.40%; Large-Cap (A) 1.60%; (B) 2.15%; (C) 2.15%;
(Y) 1.15%; Convertible Securities (A) 1.60%; (B) 2.15%; (C) 2.15%;
 (Y) 1.15%. The Fund Managers have advised the Corporation that they may assist in a portion of the above-referenced reimbursement from time to time.


January 10, 2001